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                                                                   EXHIBIT 23.2

                      CONSENT OF INDEPENDENT ACCOUNTANTS

  We hereby consent to the use in the Prospectus constituting part of this Amendment No. 1 to the Registration Statement on Form S-1 of Plains All American Pipeline, L.P. of our report dated July 27, 1998 relating to the consolidated financial statements of Wingfoot Ventures Seven, Inc., which appears in such Prospectus. We also consent to the reference to us under the heading "Experts" in such Prospectus.

PRICEWATERHOUSECOOPERS LLP

San Francisco, California

November 2, 1998